Securitizations And Variable Interest Entities (Type And Carrying Value Of Financial Assets) (Details) In Billions, unless otherwise specified	Sep. 30, 2011 USD ($)	Sep. 30, 2011 JPY (¥)	Mar. 31, 2011 JPY (¥)
Securitizations And Variable Interest Entities (VIEs) (Abstract)
Equities	$ 0.85	¥ 66.00	¥ 89.00
Debt securities	0.82	63.00	110.00
Mortgage and mortgage-backed securities	0.30	23.00	35.00
Loans receivable	0.25	19.00	22.00
Total	2.22	171.00	256.00
Long-term borrowings	$ 1.99	¥ 153.00	¥ 230.00